UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 23, 2015

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Three Memorial City Plaza
840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the “Company”) held on Thursday, April 23, 2015, the Company’s stockholders considered five proposals, each of which is described in more detail in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on March 12, 2015.  In accordance with the Company’s Bylaws, on all matters other than the election of directors abstentions are counted as votes cast, but broker non-votes are not counted as votes cast and, accordingly, have no effect on the outcome of the proposals.  On the election of directors, neither abstentions nor broker non-votes are counted as votes cast and, accordingly, have no effect on the outcome of the proposal.  The final vote results for each proposal were as stated below.

Proposal 1:  The following nominees for directors were elected to serve one-year terms expiring in 2016:

Nominee	Shares For	Shares Against	Shares Abstained	Broker Non-Votes

Rhys J. Best	349,353,759	4,518,500	885,579	14,477,168

Dan O. Dinges	347,568,119	5,613,732	1,575,987	14,477,168

James R. Gibbs	345,271,907	6,476,385	3,009,546	14,477,168

Robert L. Keiser	350,788,061	3,084,218	885,559	14,477,168

Robert Kelley	350,293,994	3,625,460	838,384	14,477,168

W. Matt Ralls	347,065,383	6,859,993	832,462	14,477,168

Proposal 2:       The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2015 was ratified:

Shares For	% Cast * For	Shares Against	Shares Abstained	Broker Non-Votes

362,958,858	98.30%	5,475,020	801,128	—

Proposal 3:       The non-binding advisory vote on the compensation of the Company’s named executive officers was approved:

Shares For	% Cast * For	Shares Against	Shares Abstained	Broker Non- Votes

349,127,589	98.41%	3,977,433	1,652,816	14,477,168

Proposal 4:       A stockholder proposal to provide a report on the Company’s political contributions was not approved:

Shares For	% Cast * For	Shares Against	Shares Abstained	Broker Non- Votes

116,105,660	32.72%	165,181,323	73,470,855	14,477,168

Proposal 5:  A stockholder proposal to adopt a “proxy access” bylaw was not approved:

Shares For	% Cast * For	Shares Against	Shares Abstained	Broker Non- Votes

160,149,721	45.14%	193,704,930	903,187	14,477,168

*The number of votes cast “For” the proposal as a percentage of 354,757,838 shares, the total number of shares present in person or by proxy at the meeting and entitled to vote on the applicable proposal.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Corporate Secretary and Managing Counsel

Date:  April 23, 2015